SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549


                             FORM 8-K



                      CURRENT REPORT
Pursuant to section 13 of 15(d) of the Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported): February 1, 1999



                       Network Six, Inc.
      (Exact name of registrant as specified in its charter)

                    Commission File No. 0-21038


    Rhode Island                           05-036-6090
(State or other jurisdiction of      I.R.S. Employer Identification No.)
  incorporation or organization)


             475 Kilvert Street, Warwick, Rhode Island  02886
      (Address of principal executive offices, including zip code)

                        (401) 732-9000
        (Registrant's telephone number, including area code)

Item 5       Other Events

         The February 1, 1999 Press Release of the Registrant attached hereto as EXHIBIT 99 is incorporated herein by reference.

Item 7 (c).     Exhibits

         99   Press Release, dated February 1,1999, of Network Six, Inc.


SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                       Network Six, Inc.
                  -----------------------
                         (Registrant)

Date:  February 1, 1999                 By:/s/ Dorothy M. Cipolla
                                               Dorothy M. Cipolla
                                              Chief Financial Officer

                        Network Six, Inc.
                  Current Report on Form 8-K
                     Dated February 1, 1999

Exhibit Index

Exhibit
   No.                                      Exhibits

99              Press Release dated February 1, 1999
                                                       EXHIBIT 99

NETWORK SIX APPOINTS VICE PRESIDENT
OF GOVERNMENTAL SERVICES


                             Kenneth C. Kirsch, President and CEO
                                                 February 1, 1999


WARWICK, RI-Network Six, Inc. (Nasdaq:NWSS) today announced the appointment of Samara H. Navarro, D.B.A., 42, to the position of Vice President, Governmental Services. Dr. Navarro was most recently Deputy Secretary, Department of Children and Families, State of Florida, a position that she held for the past 3 years. In this capacity, Dr. Navarro was responsible for assisting to oversee one of the Nation's largest social service agencies, an agency with an annual operating budget in excess of $3 billion and 27,000 employees.

From 1993 to 1995, Dr. Navarro was Inspector General for the Department of Children and Families, State of Florida. In this role, Dr. Navarro directed the agency's internal audit, investigations and quality control programs. Prior to that, she was Inspector General for the Department of Banking and Finance, State of Florida, and Financial Administrator for its Division of Securities. After working as a consultant for Touche Ross and Company
(now known as Deloitte and Touche LLP), Dr. Navarro was a senior systems analyst for American Savings and Loan Association of Florida. A native of Havana, Cuba, Dr. Navarro has also served as an adjunct faculty member at Florida State University, Florida A&M University and Nova University.

"We are delighted to have Sam Navarro join our management team, said Kenneth C. Kirsch, Network Six's President and CEO. "Sam has an outstanding national reputation as an advocate for children and families and will spearhead our new business development efforts in the governmental services arena."

*  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *

Network Six is a full service systems integrator, providing information technology solutions that enable its customers to become more effective and efficient. Network Six's services include strategic planning, management consulting, network design, network and application implementation, training, outsourcing, maintenance and support.
Network Six's stock is traded on the Nasdaq SmallCap Market under the symbol NWSS. Its website is http://www.networksix.com.

This report contains forward-looking statements reflecting the Company's expectations or beliefs concerning future events that could materially affect Company performance in the future. All forward-looking statements are subject to the risks and uncertainties inherent with predictions and forecasts. Please refer to the company's 10K for December 31, 1997 or 10Q's for March 31 or June 30, 1998 or September 30, 1998 for more discussion